Supplement dated June 20, 2019

to the Currently Effective Prospectus

of the Funds Listed Below

The revisions described herein are effective on or about July 15, 2019. This supplement amends and supersedes any contrary information relating to any share class offered by the Fund contained within the Fund's Summary Prospectus, Statutory Prospectus and Statement of Additional Information and is in addition to any existing supplement thereto for the Fund. You should read this Supplement in conjunction with the Fund's Summary Prospectus and Prospectus, as applicable, and retain it for future reference.

In the section of the Prospectus entitled "How to Buy, Sell and Exchange Fund Shares", the table and related footnotes for Class A sales changes in the subsection entitled "How to Buy Shares—Reducing or Waiving Class A's and Class C's Sales Charges" is deleted and replaced with the following:

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. The tables below show how the sales charge decreases as the amount of your investment increases:

For purchases made prior to July 15, 2019:

	Sales Charge as a %	Sales Charge as a %	Dealer
Amount of Purchase	of Offering Price*	of Amount Invested*	Reallowance***
Less than $100,000	4.00%	4.17%	4.00%

$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%

$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to
$4,999,999**	None	None	1.00%

$5 million to
$9,999,999**	None	None	0.50%
$10 million and over**	None	None	0.25%

*Due to rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

** If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy other share classes. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1.00% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.

*** The Dealer Reallowance is the amount that is paid by the Fund's distributor to the financial intermediary responsible for the sale of the Fund's shares. For more information, please see "How Financial Intermediaries are Compensated for Selling Fund Shares" in this section of the Prospectus.

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For purchases made on or after July 15, 2019:

	Sales Charge as a %	Sales Charge as a %	Dealer
Amount of Purchase	of Offering Price*	of Amount Invested*	Reallowance***
Less than $100,000	3.25%	3.36%	3.00%

$100,000 to $249,999	3.00%	3.09%	2.75%

$250,000 to $499,999	2.25%	2.30%	2.25%

$500,000 to	None	None	1.00%
$4,999,999**
$5,000,000 to	None	None	0.50%
$9,999,999**

$10,000,000 and over**	None	None	0.25%

*Due to rounding in the calculation of the offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

** If you invest $500,000 or more, you can buy only Class A shares, unless you qualify to buy other share classes. Prior to July 15, 2019, if you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1.00% CDSC, although you will not be subject to an initial sales charge. Effective July 15, 2019, if you purchase $500,000 or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1.00% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement and/or benefit plans.

*** The Dealer Reallowance is the amount that is paid by the Fund's distributor to the financial intermediary responsible for the sale of the Fund's shares. For more information, please see "How Financial Intermediaries are Compensated for Selling Fund Shares" in this section of the Prospectus.

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PGIM INVESTMENTS FUNDS

Prudential Investment Portfolios 4

PGIM Muni High Income Fund

Prudential Investment Portfolios 6

PGIM California Muni Income Fund

Prudential National Muni Fund, Inc.

PGIM National Muni Fund

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